                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 4, 1999


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


             Texas                       0-22258                75-1432205
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


         8235 Douglas Avenue,                                      75225
       Suite 400, Dallas, Texas                                  (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5. Other Events


   The press release dated March 4, 1999, that is filed herewith as Exhibit 20.1 is incorporated herein by reference.


Item 7. Exhibits


c) Exhibits

     20.1 Press release dated March 4, 1999, announcing the merger plans between Aviva America, Inc., a wholly owned subsidiary of Aviva Petroleum Inc., and Sharpe Resources Corporation.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 AVIVA PETROLEUM INC.



Date:  March 5, 1999             /s/ James L. Busby
                                 ------------------
                                 James L. Busby
                                 Treasurer and Secretary
                                 (principal financial and accounting officer)

EXHIBITS

Number                           Description of Exhibit
------                           ----------------------

**20.1 Press release dated March 4, 1999, announcing the merger plans between Aviva America, Inc., a wholly owned subsidiary of Aviva Petroleum Inc. and Sharpe Resources Corporation.



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**  Filed Herewith